                                                                 EXHIBIT (H)(36)

                                REVISED EXHIBIT A
           TO THE SUB-ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

      THIS EXHIBIT A, dated as of June 27, 2005, is revised Exhibit A to that certain Sub-Administration and Accounting Services Agreement dated as of April 1, 2000 between PFPC Inc. and ABN AMRO Investment Fund Services, Inc.

                                 ABN AMRO FUNDS

                       ABN AMRO Investor Money Market Fund
                          ABN AMRO Municipal Bond Fund
                               ABN AMRO Bond Fund
                             ABN AMRO Balanced Fund
                              ABN AMRO Mid Cap Fund
                              ABN AMRO Growth Fund
                     ABN AMRO/Veredus Aggressive Growth Fund
                       ABN AMRO/Veredus Select Growth Fund
                    ABN AMRO/Montag & Caldwell Balanced Fund
                     ABN AMRO/Montag & Caldwell Growth Fund
                          ABN AMRO/Veredus SciTech Fund
                       ABN AMRO/TAMRO Large Cap Value Fund
                          ABN AMRO/TAMRO Small Cap Fund
                            ABN AMRO Real Estate Fund
                               ABN AMRO Value Fund
                       ABN AMRO Treasury Money Market Fund
                      ABN AMRO Government Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                           ABN AMRO Money Market Fund
                 ABN AMRO Institutional Prime Money Market Fund
                       ABN AMRO Investment Grade Bond Fund
                          ABN AMRO High Yield Bond Fund
                 ABN AMRO/River Road Dynamic Equity Income Fund
                    ABN AMRO/River Road Small Cap Value Fund
                          ABN AMRO Mid Cap Growth Fund

PFPC INC.                                ABN AMRO INVESTMENT FUND SERVICES, INC.

By: /s/ Richard H. Rose                  By: /s/ Gerald Dillenburg
    -----------------------------------      -----------------------------------

Title: Vice President & Senior Director  Title: C.O.O.